Exhibit 99.1

Zymeworks Files Automatic Shelf Registration Statement and Enters into At-The-Market Equity Offering Sales Agreement

Vancouver, Canada (November 5, 2019) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional therapeutics, announced today that it has filed an automatic shelf registration statement on Form S-3 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace its existing shelf registration statement on Form S-3. Zymeworks has become a “well-known seasoned issuer” (“WKSI”) under SEC rules and is filing the new Registration Statement to take advantage of certain benefits only available to WKSIs.

The Registration Statement will enable Zymeworks to issue and sell its securities in one or more future offerings. The specific terms of any offering will be established by Zymeworks at the time of the offering, subject to market conditions, and will be described in detail in a prospectus supplement filed at the time of such offering.

Concurrent with the filing of the Registration Statement, Zymeworks has also entered into an Open Market Sale AgreementSM (the “ATM Sales Agreement”) with Jefferies LLC, effective as of November 5, 2019. Under the ATM Sales Agreement, Zymeworks may sell its common shares from time to time for up to US$75.0 million in aggregate sales proceeds in “at-the-market” transactions. Before you invest in the securities offered, you should read the prospectus supplement relating to and describing the terms of the offering and the related Registration Statement and other documents that Zymeworks has filed with the SEC for more complete information about Zymeworks and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies of the prospectus supplement relating to the offering may be obtained, when available, from: Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, New York, New York 10022, telephone: 1-877-821-7388 or by emailing Prospectus_Department@jefferies.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities being offered, nor may there be any sale of the securities being offered in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state or other jurisdiction.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, ZW25, is a novel Azymetric™ bispecific antibody currently in Phase 2 clinical development. Zymeworks’ second clinical candidate, ZW49, is a bispecific antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of ZW25 with Zymeworks’ proprietary ZymeLink™ cytotoxic payload. Zymeworks is also advancing a deep preclinical pipeline in immuno-oncology and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies.

Cautionary Note Regarding Zymeworks’ Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this news release include, but are not limited to, statements regarding our expectations regarding our offering from time to time of common shares pursuant to the at-the-market equity offering sales agreement, and other information that is not historical information. When used herein, words and phrases such as “enable”, “advance”, “believe”, initiate”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “except” and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in the prospectus supplement and Zymeworks’ Quarterly Report on Form 10-Q for the nine month period ended September 30, 2019 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Zymeworks Inc.

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Tiffany Tolmie

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Kavita Shah, Ph.D.

(604) 678-1388

info@zymeworks.com